UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2007

BLOCKBUSTER INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of principal executive offices)	(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d) Election of Directors.

On February 14, 2007, Blockbuster’s Board of Directors elected Mr. James W. Crystal to serve on the Board of Directors. Mr. Crystal has been appointed as a member of Blockbuster’s Compensation Committee. In connection with Mr. Crystal’s appointment, he will participate in Blockbuster’s previously disclosed compensation program for its non-employee directors and will receive an equity grant pursuant thereto. Mr. Crystal is currently the Chairman and Chief Executive Officer of Frank Crystal & Company, Inc., a private insurance brokerage firm based in New York, New York.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Dated: February 16, 2007	By:	/s/ Bryan J. Pechersky

Bryan J. Pechersky Senior Vice President and Secretary